EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
4/17/2024	3130B0X87	4/19/2024	3/10/2034	9/10/2024	Non-Callable		Fixed Constant		4.75	5000000
4/17/2024	3130B0Z36	4/22/2024	4/22/2025	10/22/2024	Non-Callable		Fixed Constant		5.125	4000000
4/17/2024	3130B0Z51	4/19/2024	3/14/2031	9/14/2024	Non-Callable		Fixed Constant		4.75	5000000
4/17/2024	3130B0ZJ1	4/19/2024	9/19/2024	5/19/2024	Optional Principal Redemption	European	Variable Single Index Floater	45523		250000000
4/17/2024	3130B0ZL6	4/22/2024	12/19/2024	6/19/2024	Non-Callable		Variable Single Index Floater			500000000
4/17/2024	3130B0ZN2	5/1/2024	5/1/2034	11/1/2024	Optional Principal Redemption	American	Fixed Constant	5/1/2025	6	2000000
4/17/2024	3130B0ZP7	4/19/2024	3/13/2026	9/13/2024	Non-Callable		Fixed Constant		4.875	25000000
4/17/2024	3130B0ZQ5	4/19/2024	5/15/2025	10/15/2024	Optional Principal Redemption	Bermudan	Fixed Constant	45488	5.4	15000000
4/17/2024	3130B0ZT9	4/22/2024	9/23/2024	5/23/2024	Optional Principal Redemption	European	Variable Single Index Floater	45527		300000000
4/18/2024	3130B0YG8	4/23/2024	10/23/2026	10/23/2024	Optional Principal Redemption	Bermudan	Fixed Constant	45588	5.55	10000000
4/18/2024	3130B0Z36	4/22/2024	4/22/2025	10/22/2024	Non-Callable		Fixed Constant		5.125	10000000
4/18/2024	3130B0ZP7	4/19/2024	3/13/2026	9/13/2024	Non-Callable		Fixed Constant		4.875	2500000
4/18/2024	3130B12C0	4/19/2024	12/17/2024	6/17/2024	Non-Callable		Variable Single Index Floater			600000000
4/18/2024	3130B12C0	4/19/2024	12/17/2024	6/17/2024	Non-Callable		Variable Single Index Floater			60000000
4/18/2024	3130B12H9	4/23/2024	1/23/2025	7/23/2024	Non-Callable		Variable Single Index Floater			300000000
4/18/2024	3130B12H9	4/23/2024	1/23/2025	7/23/2024	Non-Callable		Variable Single Index Floater			50000000
4/18/2024	3130B12L0	4/24/2024	4/24/2025	10/24/2024	Optional Principal Redemption	Bermudan	Fixed Constant	45559	5.45	100000000
4/18/2024	3130B12M8	4/30/2024	12/30/2024	6/30/2024	Non-Callable		Fixed Constant		5.29	55200000
4/18/2024	3130B12U0	4/22/2024	10/1/2024	10/1/2024	Non-Callable		Fixed Constant		5.35	144000000

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

4/19/2024	3130B0X95	4/23/2024	3/10/2028	9/10/2024	Non-Callable		Fixed Constant		4.625	2000000
4/19/2024	3130B0Z36	4/22/2024	4/22/2025	10/22/2024	Non-Callable		Fixed Constant		5.125	25000000
4/19/2024	3130B0ZP7	4/23/2024	3/13/2026	9/13/2024	Non-Callable		Fixed Constant		4.875	2000000
4/19/2024	3130B12W6	4/22/2024	9/23/2024	6/23/2024	Non-Callable		Variable Single Index Floater			300000000
4/19/2024	3130B12X4	4/22/2024	10/22/2024	7/22/2024	Non-Callable		Variable Single Index Floater			500000000
4/19/2024	3130B13B1	4/22/2024	11/21/2024	5/21/2024	Non-Callable		Variable Single Index Floater			100000000
4/19/2024	3130B13G0	4/23/2024	4/23/2027	10/23/2024	Optional Principal Redemption	European	Fixed Constant	10/23/2025	5.25	10000000
4/19/2024	3130B13J4	4/23/2024	3/9/2029	9/9/2024	Non-Callable		Fixed Constant		4.625	5000000
4/19/2024	3130B13P0	4/23/2024	8/5/2024	8/5/2024	Non-Callable		Fixed Constant		5.346	50000000
4/19/2024	3130B13Q8	4/23/2024	10/21/2024	10/21/2024	Non-Callable		Fixed Constant		5.3	5025000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:

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